UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2026

OMNICOM GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

New York	1-10551	13-1514814
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Park Avenue, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 415-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.15 per share	OMC	New York Stock Exchange
0.800% Senior Notes due 2027	OMC/27	New York Stock Exchange
1.400% Senior Notes due 2031	OMC/31	New York Stock Exchange
3.700% Senior Notes due 2032	OMC/32	New York Stock Exchange
2.250% Senior Notes due 2033	OMC/33	New York Stock Exchange
3.850% Senior Notes due 2034	OMC/34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Omnicom Group Inc. (“Omnicom,” the “Company,” “we,” “our” or “us”) is hosting an Investor Day on March 12, 2026 to present the Company’s growth strategy following the acquisition of The Interpublic Group of Companies, Inc. (“Interpublic”). The strategy is anchored in the Company’s competitive advantages and supported by a clear financial framework designed to deliver long-term, sustainable growth.

Executives participating include: John Wren, Chairman and Chief Executive Officer; Phil Angelastro, Executive Vice President and Chief Financial Officer; Daryl Simm, Co-President and Co-Chief Operating Officer; George Manas, Chief Growth and Solutions Officer; Paolo Yuvienco, Chief Technology Officer; Jacki Kelley, Chief Client & Business Officer, and operational leaders across media, creative, consulting, and product.

At the Investor Day, the Company is also providing a financial update, which includes an outlook for the year ending December 31, 2026:

•

Revenue is estimated to grow approximately 4% on a constant currency basis in 2026 compared to the last twelve months ended September, 30, 2025 combined revenue base of Omnicom and Interpublic of $23.1 billion, net of planned dispositions (as included in our 2025 fourth quarter and full year investor presentation).

•	Cost reduction synergies expected of $1.5 billion over 30 months, with 75% - 80% of the $900 million of 2026 cost reduction savings resulting in EBITA growth and margin improvement.

•	Double-digit growth expected in Adjusted Net Income per share - Omnicom Group Inc. - Diluted.

•

Recently completed $2.4 billion Senior Notes issuance at an average coupon of 4.6% to, in part, fund the $1.4 billion repayment of its 3.6% Senior Notes due April 2026 and for general corporate purposes. Expected total debt / Adjusted EBITDA ratio will be approximately 2.4x by year-end 2026.

•

Expected repurchase of $3.0 billion to $3.5 billion of shares of the Company’s common stock in 2026 in connection with the recently approved $5 billion share repurchase program, under which the Company initiated an Accelerated Share Repurchase arrangement of $2.5 billion.

The information furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Non-GAAP Financial Measures

We present financial measures determined in accordance with generally accepted accounting principles in the United States (“GAAP”) and adjustments to the GAAP presentation (“Non-GAAP”), which we believe are meaningful for understanding our performance. We believe these measures are useful in evaluating the impact of certain items on operating performance and allow for comparability between reporting periods. We define EBITA as earnings before interest, taxes, and amortization of acquired intangible assets and internally developed strategic platform assets. EBITDA is defined as earnings before interest, taxes, depreciation and amortization of intangible assets, and EBITA margin is defined as EBITA divided by revenue. We use EBITA, EBITDA and EBITA margin as additional operating performance measures, which exclude the non-cash amortization expense of acquired intangible assets and internally developed strategic platform assets. We also use Adjusted EBITDA, Adjusted Net Income - Omnicom Group Inc. and Adjusted Net Income per share - Omnicom Group Inc. - Diluted as additional operating performance measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in accordance with GAAP. Non-GAAP financial measures as reported by us may not be comparable to similarly titled amounts reported by other companies. We are not able to forecast Net Income on a forward-looking basis without unreasonable efforts due to the high variability and difficulty in predicting certain items that affect Net Income.

Forward-Looking Statements

Certain statements in this report contain forward-looking statements, including statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. In addition, from time to time, we or our representatives have made, or may make, forward-looking statements, orally or in writing. These statements, other than statements of historical fact, may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of our management as well as assumptions made by, and information currently available to, our management. Forward-looking statements may be accompanied by words such as “estimate,” “expect,” “outlook” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside our control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include:

•

risks relating to the completed merger (the “Merger”) between us and Interpublic, including risks related to the integration of Interpublic’s business, such as, among others: uncertainties associated with retaining key management and other employees; potential disruptions to client, vendor, and business partner relationships; the risk that integration activities may be more time-consuming, complex, or costly than expected; the possibility that anticipated synergies, efficiencies, and other benefits of the Merger may not be realized, or may be realized more slowly than anticipated; and risks associated with managing a larger, more complex combined organization and effectively integrating systems, processes, operations, and cultures;

•

adverse economic conditions, including geopolitical events, international hostilities, acts of terrorism, public health crises, inflation or stagflation, tariffs and other trade barriers, central bank interest rate policies in countries that comprise our major markets, labor and supply chain issues affecting the distribution of our clients’ products, or a disruption in the credit markets;

•	international, national or local economic conditions that could adversely affect us or our clients;

•	reductions in client spending, a slowdown in client payments or a deterioration or disruption in the credit markets;

•	the ability to attract new clients and retain existing clients in the manner anticipated;

•	changes in client marketing and communications services requirements;

•	failure to manage potential conflicts of interest between or among clients;

•	unanticipated changes related to competitive factors in the marketing and communications services industries;

•	unanticipated changes to, or an inability to hire and retain, key personnel;

•	currency exchange rate fluctuations;

•	reliance on information technology systems and risks related to cybersecurity incidents;

•	effective management of the risks, challenges and efficiencies presented by utilizing artificial intelligence technologies and related partnerships in our business, and their use by our competitors;

•	failure to adapt to technological developments;

•	our liquidity, long-term financing needs, credit ratings and access to capital markets;

•	changes in legislation or governmental regulations affecting us or our clients;

•	losses on media purchases and production costs incurred on behalf of clients;

•	risks associated with assumptions we make in connection with our acquisitions, critical accounting estimates and legal proceedings;

•

our international operations, which are subject to the risks of currency repatriation restrictions, social or political conditions and an evolving regulatory environment in high-growth markets and developing countries;

•

risks related to our environmental, social and governance goals and initiatives, including impacts from regulators and other stakeholders, and the impact of factors outside of our control on such goals and initiatives;

•	changes in tax rates, tax laws, regulations or interpretations, or adverse outcomes of tax audits or proceedings; and

•	other business, financial, operational and legal risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission (“SEC”).

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that may affect our business, including those described in Item 1A., “Risk Factors” and Item 7., “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K and in other documents filed from time to time with the SEC. Except as required under applicable law, we do not assume any obligation to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omnicom Group Inc.
Date: March 12, 2026
	By:	/s/ Louis F. Januzzi
	Name:	Louis F. Januzzi
	Title:	Senior Vice President, General Counsel and Secretary